UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 5, 2009

FOUR RIVERS BIOENERGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-31091	980442163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRA Employer Identification No.)

1637 Shar-Cal Road Calvert City, Kentucky	42029
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (270) 282-0943

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On March 5, 2009, Four Rivers BioEnergy Inc. (the “Company”) consummated the transactions contemplated by its previously disclosed Asset Purchase Agreement, dated as of January 28, 2009, with Kreido Biofuels, Inc., a Nevada corporation (“Kreido”). The aggregate consideration paid by the Company consisted of $2,792,000 in cash, the assumption of certain of purchase orders and contracts, 1,200,000 shares of the Company’s common stock and a warrant to purchase 200,000 shares of the Company’s common stock at an exercise price of $8.00 per share with an expiration date of March 5, 2014. The warrant provides for anti-dilution adjustment in limited circumstances and piggyback registration rights with respect to the underlying shares of common stock.

Of the 1,200,000 shares being issued, 300,000 will be held in escrow solely to cover the exercise of certain Kreido warrants that are exercisable until January 12, 2012, which if not exercised will cause the shares to be returned to the Company.

The common stock and warrants (including the underlying shares) are subject to a 360 day holding requirement, after which the shares may be sold or distributed.

Item 3.02  Unregistered Sales of Equity Securities

(a)  Date of sale and the title and amount of securities sold

Reference is hereby made to the description of the securities in Item 2.01 hereof which is incorporated by reference herein.

(b)  Consideration

The issuance of the securities was made in connection with the Company’s purchase of identified assets owned by Kreido, pursuant to the terms of the Asset Purchase Agreement.

(c)  Exemption from Registration Claimed

The Company issued and sold the securities in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”), based on representations made by Kreido. Certificates representing such securities contain restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder.

(d)  Terms of Exercise

Reference is hereby made to the description of the warrant in Item 2.01 hereof, which is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.

Description of Exhibit

99.1

Press Release dated March 5, 2009

99.2

Asset Purchase Agreement, dated as of January 28, 2009, with Kreido

Biofuels, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2009	FOUR RIVERS BIOENERGY INC. By: /s/ Gary Hudson Name: Gary Hudson Title: Chief Executive Officer